Exhibit 10.1

Execution Version

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of April 30, 2026, is between PDS BIOTECHNOLOGY CORPORATION, a company incorporated under the laws of the State of Delaware (the “Company”), and YA II PN, LTD., a Cayman Islands exempt limited company (the “Investor”).

WITNESSETH

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, as provided herein, and the Investor shall purchase (i) a promissory note in the form attached hereto as “Exhibit A” (the “Promissory Note”) in the aggregate principal amount of $6,000,000 (the “Principal Amount”), and (ii) a warrant in the form attached hereto as “Exhibit B” (the “Warrant”) which shall be exercisable into such number of shares of the Company’s common stock, par value $0.00033 per share (the “Common Shares”) equal to 2,158,274 (as exercised, the “Warrant Shares”). Both the Promissory Note and the Warrant shall be issued and sold by the Company and purchased by the Investor (the “Closing”) on or about the date when the conditions to the Closing set forth in Sections 6 and 7 below are satisfied or waived for a purchase price equal to 96% of the Principal Amount (the “Purchase Price”);

WHEREAS, on or before the Closing, PDS Operating Corporation (“PDS Operating”) a wholly owned subsidiary of the Company, shall enter into a guaranty agreement (the “Guaranty”) in favor of the Investor; and

WHEREAS, the Promissory Note, the Warrant, and the Warrant Shares (collectively referred to herein as the “Securities”) are being issued pursuant to an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506 of Regulation D (“Regulation D”) promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1.	PURCHASE AND SALE OF THE PROMISSORY NOTE AND WARRANT.

(a)          Purchase.  Subject to the satisfaction (or waiver in accordance with the terms of Section 9(k)) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to the Investor, and the Investor agrees to purchase from the Company at the Closing, the Promissory Note with a face amount equal to the Principal Amount and the Warrant.

(b)          Closing Date. The Closing shall occur remotely by conference call and electronic delivery of documentation at 10:00 a.m., New York time, on the first Business Day after the date when the conditions to the Closing set forth in Sections 6 and 7 below are satisfied or waived (in accordance with the terms of Section 9(k)) (or such other date as is mutually agreed to by the Company and the Investor) (the “Closing Date”). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(c)         Form of Payment; Deliveries.  Subject to the satisfaction (or waiver in accordance with the terms of Section 9(k)) of the terms and conditions of this Agreement, on the Closing Date, (i) the Investor shall deliver to the Company, in immediately available funds to a bank account designated in writing by the Company, the Purchase Price for the Promissory Note and the Warrant to be issued and sold to the Investor at the Closing, minus any fees or expenses to be paid directly from the proceeds of the Closing as set forth herein, and (ii) the Company shall deliver to the Investor, the Promissory Note with a face value equal to the Principal Amount, duly executed on behalf of the Company and the Warrant, duly executed on behalf of the Company.

2.	INVESTOR’S REPRESENTATIONS AND WARRANTIES.

The Investor represents and warrants to the Company that as of the date hereof and as of the Closing Date:

(a)          Investment Purpose.  The Investor is acquiring the Securities for its own account for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the registration requirements of the Securities Act; provided, however, that by making the representations herein, the Investor does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with, or pursuant to, a registration statement covering such Securities or an available exemption under the Securities Act. The Investor does not presently have any agreement or understanding, directly or indirectly, with any Person (as defined below) to distribute any of the Securities in violation of applicable securities laws.  As used herein, “Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

(b)          Accredited Investor Status.  The Investor is an “Accredited Investor” of the type described under Rule 501(a)(3) of Regulation D.

(c)          Reliance on Exemptions.  The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

(d)          Information.  The Investor and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information the Investor deemed material to making an informed investment decision regarding its purchase of the Securities, which have been requested by the Investor. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

2

(e)         Transfer or Resale.  The Investor understands that: (i) the Securities have not been registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Investor shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements, or (C) the Investor provides the Company with reasonable assurances (in the form of seller and broker representation letters) that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act, as amended (or a successor rule thereto) (collectively, “Rule 144”), in each case following the applicable holding period set forth therein; and (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, this Section 2(e).

(f)          Legends.  The Investor agrees to the imprinting, so long as its required by this Section 2(f), of a restrictive legend on the Securities in substantially the following form:

[NEITHER] THIS [SECURITY] [NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE.  THIS [SECURITY] [AND THOSE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE] HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THIS [SECURITY] [AND THE SECURITIES ISSUABLE UPON CONVERSION THEREOF] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

3

Certificates evidencing the Warrant Shares shall not contain any legend (including the legend set forth above), (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Warrant Shares pursuant to Rule 144, (iii) if such Warrant Shares are eligible for sale under Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than two (2) Trading Days (or such earlier date as required pursuant to the Exchange Act (as defined below) or other applicable law, rule or regulation for the settlement of a trade initiated on the date the Investor delivers such legended certificate representing such securities to the Company) following the delivery by the Investor to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such securities (endorsed or with stock powers attached, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Investor as may be required above in this Section 2(f), as directed by the Investor, either:  (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program, credit the aggregate number of shares of Common Shares to which the Investor shall be entitled to the Investor’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the Investor, a certificate representing such securities that is free from all restrictive and other legends, registered in the name of the Investor or its designee. The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Securities or the removal of any legends with respect to any Securities in accordance herewith. The Investor agrees that the removal of a restrictive legend from certificates representing Securities as set forth in this Section 2(f) is predicated upon the Company’s reliance that the Investor will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein.

(g)        Organization; Authority.  The Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(h)        Authorization, Enforcement.  The Transaction Documents to which the Investor is a party have been duly and validly authorized, executed and delivered on behalf of the Investor and shall constitute the legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

4

(i)           No Conflicts.  The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Investor, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Investor, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to perform its obligations hereunder.

(j)          No General Solicitation.  The Investor is not purchasing or acquiring the Securities as a result of any general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.  The Investor has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

(k)           Not an Affiliate.  The Investor is not (i) an officer or director of the Company or any of its Subsidiaries, (ii) an “affiliate” (as defined in Rule 144) of the Company or any of its Subsidiaries or (iii) a “beneficial owner” of more than 10% of the Common Shares (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth (i) under the corresponding section of the disclosure schedule (dated as of the date of this Agreement) delivered to the Investor by the Company on the date of this Agreement (the “Disclosure Schedule”) which Disclosure Schedule shall be deemed a part hereof and to qualify any representation or warranty otherwise made herein to the extent of such disclosure, or (ii) in the SEC Documents (as defined below) that are available on the SEC’s website through the EDGAR system at least one (1) Business Day the date of this Agreement (unless the context provides otherwise), the Company hereby makes the representations and warranties set forth below to the Investor:

5

(a)        Organization and Qualification.  The Company and each of its Subsidiaries are entities duly formed, validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. The Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof) or financial condition of the Company and its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into by the Company in connection herewith or therewith or (iii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents. “Subsidiaries” means any Person in which the Company, directly or indirectly, owns a majority of the outstanding capital stock having voting power or holds a majority of the equity or similar interest of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

(b)        Authorization; Enforcement; Validity.  The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Warrant, and issuance of the Warrant Shares issuable upon exercise thereof), have been duly authorized by the Company’s board of directors and no further filing, consent or authorization is required by the Company, its board of directors or its shareholders or other governmental body. This Agreement has been, and the other Transaction Documents to which the Company is a party will be at or prior to the Closing, duly executed and delivered by the Company, and this Agreement constitutes, and the other Transaction Documents to which the Company is a party, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Promissory Note, the Guaranty, the Warrant, the Registration Rights Agreement, each document identified by the Company and the Investor as a “Transaction Document”, all amendments, waivers, or supplements to any of the foregoing, all certificates and instruments delivered by the Company to the Investor in connection with the transactions contemplated hereby and thereby, as each may be amended from time to time.

(c)           Issuance of Securities.  The issuance of the Securities has been duly authorized and, upon issuance and payment in accordance with the terms of the Transaction Documents the Securities shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. As of the Closing Date, the Company shall have reserved from its duly authorized capital stock not less than an amount equal to all of the Warrant Shares. Upon issuance in accordance with the Warrant, the Warrant Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Shares.

6

(d)          No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Promissory Note, the Warrant, the Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation (as defined below), Bylaws (as defined below), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any capital stock of the Company or any of its Subsidiaries, (ii) during the period from the date of this Agreement to the Closing Date, conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party (other than the documentation related to the Existing Indebtedness (as hereinafter defined)), or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations, the securities laws of the jurisdictions of the Company’s incorporation or in which it or its Subsidiaries operate and the rules and regulations of the Nasdaq Capital Market (the “Principal Market,” provided however, that in the event the Company’s Common Shares are ever listed or traded on any of the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market or the Nasdaq Global Market, the “Principal Market” shall mean that market on which the Common Shares is then listed or traded) and including all applicable laws, rules and regulations of the jurisdiction of incorporation of the Company) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except, in the case of clauses (ii) and (iii) above, for any such conflict, breach, violation or default that has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(e)          Consents.  The Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than any filings as may be required by any federal or state securities agencies and any filings as may be required by the Principal Market), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Shares in the foreseeable future. The Company has notified the Principal Market of the issuance of all of the Securities hereunder, which does not require obtaining the approval of the shareholders of the Company or any other Person or Governmental Entity, and the Principal Market has completed its review of the related Listing of Additional Shares form. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

7

(f)          Acknowledgment Regarding the Investor’s Purchase of Securities.  The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that the Investor is not (i) an officer or director of the Company or any of its Subsidiaries, (ii) to its knowledge, an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”)) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” (as defined for purposes of Rule 13d-3 of the Exchange Act) of more than 10% of the Common Shares. The Company further acknowledges that neither the Investor (nor any affiliate of the Investor) is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor’s purchase of the Securities. The Company further represents to the Investor that the Company’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company and its representatives.

(g)         No Integrated Offering.  None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to require approval of shareholders of the Company under any applicable shareholders approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(h)         Dilutive Effect.  The Company understands and acknowledges that the number of Warrant Shares may increase in certain circumstances. The Company further acknowledges its obligation to issue the Warrant Shares upon exercise of the Warrant in accordance with the terms thereof is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

(i)          Application of Takeover Protections; Rights Agreement.  The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested shareholders, business combination, poison pill (including, without limitation, any distribution under a rights agreement), shareholders rights plan or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to the Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and the Investor’s ownership of the Securities.

8

(j)          SEC Documents; Financial Statements.  During the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or has made available to the Investor or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable and none of the SEC Documents, at the time they were filed with the SEC, taken as a whole, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for by the Company in its financial statements or otherwise. No other information provided by or on behalf of the Company to any of the Investor which is not included in the SEC Documents (including, without limitation, information referred to in Section 2(d) or in the Disclosure Schedule to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

9

(k)          Absence of Certain Changes.  Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, there has been no Material Adverse Effect, nor any event or occurrence specifically affecting the Company or its Subsidiaries that would be reasonably expected to result in a Material Adverse Effect. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any material assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any material capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below).  For purposes of this Section 3(k), “Insolvent” means, (i) with respect to the Company and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness (as defined below), (B) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; or (ii) with respect to the Company and each Subsidiary, individually, (A) the present fair saleable value of the Company’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature.  Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(l)           No Undisclosed Events, Liabilities, Developments or Circumstances.  No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur specific to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement filed with the SEC relating to an issuance and sale by the Company of its Common Shares and which has not been publicly announced, (ii) could have a material adverse effect on the Investor’s investment hereunder or (iii) would reasonably be expected to have a Material Adverse Effect.

10

(m)         Conduct of Business; Regulatory Permits.  Neither the Company nor any of its Subsidiaries is in violation of any material term under its Certificate of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation, memorandum of association, articles of association, Certificate of Incorporation or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for violations which would not reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of trading of the Common Shares by the Principal Market in the foreseeable future. During the one year prior to the date hereof, (i) the Common Shares have been listed or designated for quotation on the Principal Market, (ii) trading in the Common Shares has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Shares from the Principal Market, which has not been publicly disclosed. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

(n)         Foreign Corrupt Practices.  Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, nor any other Person acting for or on behalf of the Company or any of its Subsidiaries (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act or any other applicable anti-bribery or anti-corruption laws, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other Person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any Person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose, in violation of applicable law, of:  (i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or (ii) assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.

11

(o)           Equity Capitalization.

 (i)        Authorized and Outstanding Capital Stock.  As of the date hereof, the authorized capital stock of the Company consists of 150,000,000 shares of common stock, $0.00033 par value, of which 55,815,653 are issued and outstanding. No preferred stock of the Company is authorized or outstanding.

 (ii)         Valid Issuance; Available Shares.  All of such outstanding shares are duly authorized and have been validly issued and are fully paid and nonassessable.  Set forth in a Disclosure Schedule to this Agreement is the number of Common Shares that are (A) reserved for issuance pursuant to Convertible Securities (as defined below) (other than the Warrant) and (B) that are, as of the date hereof, owned by Persons who are “affiliates” (as defined in Rule 405 of the Securities Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Shares are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company or any of its Subsidiaries.  To the Company’s knowledge, no Person owns 10% or more of the Company’s issued and outstanding Common Shares (calculated based on the assumption that all Convertible Securities (as defined below), whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% shareholder for purposes of federal securities laws). “Convertible Securities” means any capital stock or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Shares) or any of its Subsidiaries.

(iii)         Existing Securities; Obligations.  Except as disclosed in the SEC Documents: (A) none of the Company’s or any Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to this Agreement); (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (F) neither the Company nor any Subsidiary has entered into any Variable Rate Transaction.

12

 (iv)        Organizational Documents.  The Company has furnished to the Investor or filed on EDGAR true, correct and complete copies of the Company’s Amended and Restated Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all convertible securities and the material rights of the holders thereof in respect thereto.

(p)           Indebtedness and Other Contracts.  Other than as set forth in a Disclosure Schedule to this Agreement, neither the Company nor any of its Subsidiaries, (i) has any outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound in an amount exceeding $100,000 in the aggregate for all such securities, notes agreements, facilities or other documents or instruments, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) has any financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (iv) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (v) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect.  For purposes of this Agreement:  (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

13

(q)           Litigation.  There is no action, suit, arbitration, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Shares or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, which would reasonably be expected to result in a Material Adverse Effect. After reasonable inquiry of its employees, the Company is not aware of any event which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is the subject of any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity that would reasonably be expected to result in a Material Adverse Effect.

(r)           Intellectual Property Rights.  The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor material to conduct their respective businesses as now conducted and presently proposed to be conducted (“Intellectual Property Rights”). Each of the registered patents owned by the Company or any of its Subsidiaries is set forth in a Disclosure Schedule to this Agreement. Except as set forth in such Disclosure Schedule, none of the Company’s Intellectual Property Rights have expired or terminated or have been abandoned or are expected to expire or terminate or are expected to be abandoned, within three years from the date of this Agreement.  The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others, except where such infringement would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights, except where such claim, action or proceeding would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

(s)          Environmental Laws.  Except, in each case, as would not be reasonably anticipated to have a Material Adverse Effect, the Company and the Subsidiaries (a) are in compliance with any and all applicable laws relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants, (b) have received and hold all material permits, licenses or other approvals required of them under all such laws to conduct their respective businesses and (c) are in compliance with all material terms and conditions of any such permit, license or approval.

14

(t)           Tax Status.  The Company and each of its Subsidiaries (i) has timely filed all federal and state income taxes, all material foreign taxes and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and except where the failure to make such payment would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction.

(u)        Internal Accounting and Disclosure Controls.  The Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference.  The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, as applicable, is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.

(v)         Investment Company Status.  The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

15

(w)         Insurance.  The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(x)          Manipulation of Price.  Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities.

(y)         Sanctions Matters.  Neither the Company nor any of its Subsidiaries or, to the knowledge of the Company, any director, officer or controlled affiliate of the Company or any director or officer of any Subsidiary, is a Person that is, or is owned or controlled by a Person that is (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Asset Control (“OFAC”), the United Nations Security Council, the European Union, or His Majesty’s Treasury, including, without limitation, designation on OFAC’s Specially Designated Nationals and Blocked Persons List or OFAC’s Foreign Sanctions Evaders List or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is the subject of Sanctions that broadly prohibit dealings with that country or territory (including, without limitation, the Crimea, Zaporizhzhia and Kherson regions, the Donetsk People’s Republic and Luhansk People’s Republic in Ukraine, Cuba, Iran, North Korea and Sudan (the “Sanctioned Countries”)). Neither the Company nor any of its Subsidiaries nor any director, officer or controlled affiliate of the Company or any of its Subsidiaries, has ever had funds blocked by a United States bank or financial institution, temporarily or otherwise, as a result of OFAC concerns.

(z)          Disclosure.  The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Investor or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company. All written disclosures (other than projections, forecasts and other forward-looking statements and general economic and industry information) provided to the Investor regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries, taken as a whole, when furnished, are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information (other than projections, forecasts and other forward-looking statements and general economic and industry information) furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries to the Investor pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All financial projections and forecasts that have been prepared by or on behalf of the Company or any of its Subsidiaries and made available to the Investor have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to the Investor, the Company’s best estimate of future financial performance (it being recognized that such financial projections or forecasts are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ from the projected or forecasted results and such difference may be material).

16

(aa)         No General Solicitation.  Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

(bb)        Private Placement.  Assuming the accuracy of the Investor’s representations and warranties set forth in Section 2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investor as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Market.

(cc)         No Disqualification Events.  With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the Securities Act (“Regulation D Securities”), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3).  The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Investor a copy of any disclosures provided thereunder.

(dd)        Other Covered Persons.  The Company is not aware of any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of the Investor or potential purchasers in connection with the sale of any Regulation D Securities.

(ee)         No Disagreements with Accountants.  There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.  In addition, on or prior to the date hereof, the Company had discussions with its accountants about its financial statements previously filed with the SEC.  Based on those discussions, the Company has no reason to believe that it will need to restate any such financial statements or any part thereof.

17

4.	COVENANTS.

(a)          Form D and Blue Sky.  The Company shall file a Form D with respect to the Securities if and as required under Regulation D and to provide a copy thereof to the Investor promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Investor at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Investor on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Investor.

(b)          Reporting Status.  For the period beginning on the date hereof, and ending 6 months after the date on which all the Securities are no longer outstanding (the “Reporting Period”), the Company shall file on a timely basis all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(c)          Use of Proceeds.  Neither the Company nor any Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated herein to repay any loans to any executives or employees of the Company or to make any payments in respect of any related party debt. Neither the Company nor any of its Subsidiaries will, directly or indirectly, use the proceeds from the transactions contemplated herein, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person (a) for the purpose of funding or facilitating any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or is a Sanctioned Country, or (b) in any other manner that will result in a violation of Sanctions or applicable laws by any Person (including any Person participating in the transactions contemplated by this Agreement, whether as underwriter, advisor, investor or otherwise). For the past five years, neither the Company nor any of its Subsidiaries has engaged in, and is now not engaged in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions or was a Sanctioned Country.

(d)           Listing.  To the extent applicable, the Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Warrant Shares on the Principal Market, subject to official notice of issuance, and shall use reasonable efforts to maintain such listing or designation for quotation (as the case may be) of all the Warrant Shares from time to time issuable under the terms of the Transaction Documents on such Principal Market for the Reporting Period. Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Shares on a Principal Market during the Reporting Period. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(d).

18

(e)          Expenses.  The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all expenses incurred by the Company and incident to the performance of its obligations hereunder, including but not limited to (i) the preparation, issuance and delivery of any Common Shares issued pursuant to this Agreement, (ii) all fees and disbursements of the Company’s counsel, accountants and other advisors, (iii) the fees and expenses incurred in connection with the listing or qualification of the Common Shares for trading on the Principal Market, and (iv) filing fees of the SEC and the Principal Market. In addition, the Company agrees to pay reasonable fees and expenses incurred by Investor after the Closing Date (including reasonable fees and expenses of counsel to the Investor, it being agreed that counsel to the Investor will provide Investor a customary one-page invoice for payment of such fees and expenses that may be shared with the Company), other than any fees and expenses related to the preparation, negotiation and execution of the Transaction Documents incurred prior to the Closing Date.

(f)          Pledge of Securities.  Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that, subject to compliance with applicable federal and state securities laws, the Securities may be pledged by the Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by the Investor.

(g)          Disclosure of Transactions and Other Material Information.

 (i)          Disclosure of Transactions.  The Company shall, on or before the first Business Day after the date of this Agreement, file with the SEC a current report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act (the “Current Report”). From and after the filing of the Current Report, the Company shall have publicly disclosed all material, non-public information (if any) provided to the Investor by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the Current Report, the Company acknowledges and agrees that any and all confidentiality or similar obligations with respect to the transactions contemplated by the Transaction Documents under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Investor or any of their affiliates, on the other hand, shall terminate.

19

 (ii)         Limitations on Disclosure.  The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide the Investor with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof without first obtaining the express prior written consent of the Investor (which may be granted or withheld in the Investor’s sole discretion). To the extent that the Company delivers any material, non-public information to the Investor without the Investor’s consent, the Company hereby covenants and agrees that the Investor shall not have any duty of confidentiality with respect to such material non-public information.  Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that the Investor shall not have (unless expressly agreed to by the Investor after the date hereof in a written definitive and binding agreement executed by the Company and the Investor), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the Company or any of its Subsidiaries.

 (iii)        Other Confidential Information.  Disclosure Failures.  In addition to other remedies set forth in this Section 4(g), and without limiting anything set forth in any other Transaction Document, at any time after the Closing Date if the Company, any of its Subsidiaries, or any of their respective officers, directors, employees or agents, provides the Investor with material non-public information relating to the Company or any of its Subsidiaries (each, the “Confidential Information”), the Company shall, on or prior to the applicable Required Disclosure Date (as defined below), publicly disclose such Confidential Information on a Current Report on Form 8-K or otherwise (each, a “Disclosure”).  From and after such Disclosure, the Company shall have disclosed all Confidential Information provided to the Investor by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents. In addition, effective upon such Disclosure, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Investor or any of their affiliates, on the other hand, shall terminate. “Required Disclosure Date” means (x) if the Investor authorized the delivery of such Confidential Information, either (I) if the Company and the Investor have mutually agreed upon a date (as evidenced by an e-mail or other writing) of Disclosure of such Confidential Information, such agreed upon date or (II) otherwise, the seventh (7th) calendar day after the date the Investor first received any Confidential Information or (y) if the Investor did not authorize the delivery of such Confidential Information, the first (1st) Business Day after the Investor’s receipt of such Confidential Information.

(h)          Reservation of Shares.  So long as the Warrant remains outstanding, the Company shall have reserved from its duly authorized capital stock, and shall have instructed its transfer agent to irrevocably reserve, the maximum number of shares of Common Shares issuable upon exercise of the Warrant (assuming for purposes hereof that (x) the Warrant is exercised at the Exercise Price (as defined in the Warrant) as of the date of determination and (y) any such exercise shall not take into account any limitations on the exercise of the Warrant set forth therein) (the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Shares reserved pursuant to this Section be reduced other than proportionally in connection with any conversion and/or redemption, or reverse stock split. If at any time the number of Common Shares authorized to be issued is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, recommending that stockholders vote in favor of an increase in such authorized number of shares sufficient to meet the Required Reserve Amount.

20

(i)          Conduct of Business.  The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(j)          Except as expressly set forth below, the Investor covenants that from and after the date hereof through and ending when no Securities remain outstanding (the “Restricted Period”), neither the Investor, nor any of its officers, or any entity managed or controlled by the Investor (collectively, the “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall engage in any “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Shares, either for its own principal account or for the principal account of any other Restricted Person, solely to the extent such “short sale” would or does establish a net short position in the Common Shares. Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person during the Restricted Period from: (1) selling “long” (as defined under Rule 200 promulgated under Regulation SHO) Common Shares; or (2) selling a number of Common Shares equal to the number of Warrant Shares or other Common Shares that such Restricted Person is entitled to receive, but has not yet received from the Company or the transfer agent, (A) upon the completion of a pending exercise of the Warrant for which a valid Exercise Notice (as defined in the Warrant) has been submitted to the Company, or (B) upon the completion of a pending conversion of the Promissory Note for which a valid Conversion Notice (as defined in the Promissory Note) has been submitted to the Company.

(k)        Prohibited Transactions. During the Reporting Period, the Company agrees to not directly or indirectly enter into any contract, agreement or other item that would restrict or prohibit any of the Company’s obligations to the Investor under the Transaction Documents, including, without limitation, any payments required by the Company to the Investor under the Promissory Note.

(l)          Nasdaq Deficiency.  The Company shall use commercially reasonable efforts to resolve the February 25, 2026 deficiency letter from Nasdaq by no later than August 24, 2026.

(m)         Ranking.  All payments due under the Promissory Note shall be pari passu with all other senior Indebtedness of the Company and the guarantors under, and as defined in, the Guaranty (the “Guarantors”).

(n)          Indebtedness, Variable Rate Transactions.

 (i)         From the date hereof until the Promissory Note has been repaid, without the prior written consent of the Investor, the Company shall not, directly or indirectly (A) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of any holder of the Promissory Note, or (B) enter into, agree to enter into, or effect any Variable Rate Transaction other than (x) in connection with the ATM (as defined in the Promissory Note), or (y) with the Investor.

21

 (ii)         From the date hereof until the Promissory Notes have been repaid in full, without the prior written consent of the Investor, the Company shall not, and shall not permit any Subsidiaries of the Company (whether or not a Subsidiary on the date hereof) to, directly or indirectly (A) other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any Indebtedness, and (B) other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Lien on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom.

“Permitted Indebtedness” shall mean: (i) indebtedness evidenced by the Promissory Note; (ii) indebtedness existing as of the date of this Agreement and described on a Disclosure Schedule attached hereto; (iii) indebtedness incurred solely for the purpose of financing the acquisition or lease of any equipment, including capital lease obligations with no recourse other than to such equipment; (iv) indebtedness (A) the repayment of which has been subordinated to the payment of the Promissory Note on terms and conditions reasonably acceptable to the Investor, including with regard to interest payments and repayment of principal, (B) which does not mature or otherwise require or permit redemption or repayment prior to or on the 91st day after the maturity date of the Promissory Note; and (C) which is not secured by any assets of the Company or its Subsidiaries; (v) trade payables entered into in the ordinary course of business consistent with past practice; (vi) indebtedness owed by the Company and any Domestic Guarantor (as defined below) to the Company and/or any Domestic Guarantor; (vii) indebtedness in the form of performance, surety, bid, statutory and appeal bonds and completion guaranties, in each case, incurred in the ordinary course of business consistent with past practices; (viii) indebtedness owed to any party providing workers’ compensation, health, disability or other employee benefits or property, casualty, liability or other insurance to the Company or any of its Subsidiaries in the ordinary course of business, excluding debt for borrowed money; and (ix) any indebtedness (other than the indebtedness set out in (i) – (viii) above) incurred after the date hereof, provided that such indebtedness does not exceed an aggregate principal amount of $500,000 at any given time.  As used herein, “Domestic Guarantor” means a Guarantor formed under the laws of any state of the United States of America.

22

“Permitted Liens” shall mean (1) any security interest granted to the Investor to secure the obligations under the Promissory Note, (2) existing Liens disclosed by the Company on a Disclosure Schedule attached hereto; (3) inchoate Liens for taxes, assessments or governmental charges or levies not yet due, as to which the grace period, if any, related thereto has not yet expired, or being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP; (4) Liens of carriers, materialmen, warehousemen, mechanics and landlords and other similar Liens which secure amounts which are not yet overdue by more than 60 days or which are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP; (5) licenses, sublicenses, leases or subleases granted to other persons not materially interfering with the conduct of the business of the Company; (6) Liens securing capitalized lease obligations and purchase money indebtedness incurred solely for the purpose of financing an acquisition or lease; (7) easements, rights-of-way, restrictions, encroachments, municipal zoning ordinances and other similar charges or encumbrances, and minor title deficiencies, in each case not securing debt and not materially interfering with the conduct of the business of the Company and not materially detracting from the value of the property subject thereto; (8) Liens arising out of the existence of judgments or awards which judgments or awards do not constitute an Event of Default; (9) Liens incurred in the ordinary course of business consistent with past practices in connection with Permitted Indebtedness described in clauses (vii) and (viii) of the definition thereof  (exclusive of obligations in respect of the payment for borrowed money); (10) Liens in favor of a banking institution arising by operation of law encumbering deposits (including the right of set-off) and contractual set-off rights held by such banking institution and which are within the general parameters customary in the banking industry and only burdening deposit accounts or other funds maintained with a creditor depository institution; (11) usual and customary set-off rights in leases and other contracts; (12) escrows in connection with acquisitions and dispositions; (13) Liens existing on any asset prior to the acquisition thereof by the Company or any Subsidiary thereof or existing on any assets of any Person that becomes a Subsidiary of the Company prior to the time such Person becomes a Subsidiary, as the case may be; provided that (i) such Liens are not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary of the Company, (ii) such Liens do not apply to any other property or assets of the Company or any other Subsidiary; (14) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (15) outbound licenses or sublicenses of patents, copyrights, trademarks and other intellectual property rights granted by the Company or any Subsidiary thereof; and (16) royalties and other rights to revenue derived from the sale or license of the Company’s products that are granted in the ordinary course of business consistent with past practices.

“Variable Rate Transaction” shall mean a transaction in which the Company (i) issues or sells any equity, warrants, or debt securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional Common Shares either (A) at a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Shares at any time after the initial issuance of such security, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Shares (including, without limitation, any “full ratchet” or “weighted average” anti-dilution provisions, but not including any standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), (ii) enters into or effects any agreement, including but not limited to an “equity line of credit,” “ATM agreement” or other continuous offering or similar offering of Common Shares.

23

(o)        Repayment of Existing Indebtedness. Within one (1) Business Day after the date hereof, the Company shall deliver the Company redemption notice to holders of the Existing Indebtedness with respect to the full amount thereof and thereafter shall take any other steps that may be reasonably necessary to ensure prepayment or termination of the Existing Indebtedness in full.

(p)         ATM Deliverables.  On or prior to the date that is sixty (60) calendar days following the Closing Date, the Company shall have delivered to the Investor all documentation identified in the ATM for the effectiveness of the ATM as therein provided.

(q)          Entry Into Agreements re: Change of Control Transactions.  If the Company enters into any agreement to which it is a party or by which it is providing for any of the events set forth in the definition of Change of Control Transaction (as defined in the Promissory Note), then the Company agrees that the Company shall pay all obligations outstanding under the Transaction Documents (including all principal, interest and other amounts owed under the Promissory Note and all amounts owed under the Guaranty) in full in cash prior to or concurrently with the events described in the definition of Change of Control Transaction and, if cash consideration from such Change of Control Transaction is to be used for such repayment obligation, net cash consideration received shall be, together with cash otherwise available to the Company, in excess of the amounts necessary to repay all such obligations under the Transaction Documents as herein provided, unless otherwise agreed to in writing by the Investor (in its sole discretion).

5.	REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a)          Register.  The Company shall maintain at its principal executive offices or with the transfer agent (or at such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Promissory Note and the Warrant in which the Company shall record the name and address of the Person in whose name the Promissory Note has been issued (including the name and address of each transferee), the amount of Promissory Note and Warrants held by such Person.

(b)          Transfer Restrictions.  The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the Investor or in connection with a pledge as contemplated herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of the Investor under this Agreement.

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Promissory Note and the Warrant to the Investor at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion in accordance with the terms of Section 9(k):

24

(a)          The Investor shall have duly executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(b)          The Investor shall have delivered to the Company the Purchase Price for the Promissory Note and the Warrant being purchased by the Investor at the Closing by wire transfer of immediately available funds in accordance with a letter, duly executed by an officer of the Company, setting forth the wire amounts of the Investor and the wire transfer instructions of the Company (the “Closing Statement”).

(c)          The representations and warranties of the Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to the Closing Date.

(d)          The Indebtedness incurred by the Company under senior secured convertible debentures issued and sold by the Company pursuant to that certain Securities Purchase Agreement, dated as of April 30, 2025, by and among the Company, the lenders party thereto and JGB Collateral LLC, as collateral agent (such Indebtedness, the “Existing Indebtedness”) shall have been repaid or otherwise terminated in full.

(e)          No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(f)          The Investor shall have delivered to the Company a properly completed and duly executed IRS Form W-8 (it being acknowledged that the Investor delivered such IRS Form W-8 on April 29, 2026).

7.	CONDITIONS TO THE INVESTOR’S OBLIGATION TO PURCHASE.

The obligation of the Investor hereunder to purchase the Securities at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Investor’s sole benefit and may be waived by the Investor at any time in its sole discretion in accordance with the terms of Section 9(k):

(a)          The Company shall have duly executed and delivered to the Investor each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to the Investor the Promissory Note in a face amount equal to the Principal Amount and the Warrant.

25

(b)        The Company shall have delivered to the Investor a customary officer’s certificate, duly executed by an authorized officer of the Company and PDS Operating, certifying and attaching copies of the certified charter, as well as any shareholder or operating agreements, of the Company and PDS Operating, resolutions of the Board of Directors of the Company and PDS Operating approving the transactions under the Transaction Documents (and said approvals shall not have been amended, rescinded or materially modified in any manner and shall be in full force and effect as of the Initial Closing) and incumbency; and (B) the Company shall have delivered to the Investor copies of each Subsidiaries certified copies of its charter, as well as any shareholder or operating agreements by or among the shareholders or members of any of the Company’s Subsidiaries.

(c)         The Investor shall have received the opinion of counsel to the Company, dated as of the Closing Date, in the form reasonably acceptable to the Investor.

(d)         The Company shall have delivered to the Investor a certificate evidencing the incorporation and good standing of the Company and PDS Operating, each as of a date within ten (10) days of the Closing Date.

(e)           Each and every representation and warranty of the Company and PDS Operating shall be true and correct in all material respects (other than representations and warranties qualified by materiality, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects (other than representations and warranties qualified by materiality, which shall be true and correct in all respects) as of such specific date) and the Company and PDS Operating each shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions set forth in each Transaction Document required to be performed, satisfied or complied with by the Company or PDS Operating at or prior to the Closing Date.

(f)           The Common Shares (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (I) in writing by the SEC or the Principal Market or (II) by receiving a notification from the Principal Market of falling below the minimum maintenance requirements of the Principal Market that is not subject to a cure period.

(g)          The Company shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market, if any.

(h)          No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

26

(i)           Since the date of execution of this Agreement, no event or series of events shall have occurred that has resulted in or would reasonably be expected to result in a Material Adverse Effect, or an Event of Default (as defined in the Promissory Note).

(j)            The Investor shall have received the Closing Statement.

(k)          (i) From the date hereof to the Closing Date, trading in the Common Shares shall not have been suspended by the SEC or the Principal Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and (ii) at any time from the date hereof to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Principal Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Investor, makes it impracticable or inadvisable to purchase the Securities at the Closing.

(l)          The board of directors of the Company has approved the transactions contemplated by the Transaction Documents; said approval has not been amended, rescinded or materially modified and remains in full force and effect as of the Closing, and a true, correct and complete copy of such resolutions duly adopted by the board of directors of the Company shall have been provided to the Investor.

(m)       The Company shall have executed and delivered a Registration Rights Agreement in the form attached hereto as “Exhibit C” with respect to the shares of the Company’s common stock issuable upon conversion of the Promissory Note and the Warrant Shares, in form and substance satisfactory to the Investor.

(n)           The Existing Indebtedness shall have been repaid or otherwise terminated in full.

(o)        The Company shall have filed its Form 10-Q in the form required by the Exchange Act and attaching all the material Transaction Documents (including required exhibits).

(p)          No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(q)          The Company shall have entered into the ATM (as defined in the Promissory Note) and the associated Side Letter and shall have filed a prospectus supplement pursuant to the ATM and delivered all required documentation necessary to effectuate sales of Common Shares under the ATM (other than the first placement notice and any other deliverables that are not required to be delivered under the ATM until the Company delivers the first placement notice).

(r)          The Company shall have delivered to the Investor a compliance certificate executed by an executive officer of the Company certifying that Company has complied with all of the conditions precedent to the Closing set forth herein and which may be relied upon by the Investor as evidence of satisfaction of such conditions without any obligation to independently verify.

27

8.	TERMINATION.

In the event that the Closing shall not have occurred by June 15, 2026, then this Agreement shall terminate at 5:00 p.m. (Eastern Time) on June 15, 2026 (except with respect to those provisions that survive the termination hereof), unless otherwise agreed to in writing between the Company and the Investor, each in its respective sole discretion. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9.	MISCELLANEOUS.

(a)         Governing Law.  This Agreement and the rights and obligations of the parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance.

(b)           Jurisdiction; Venue; Service.

 (i)          Each party to this Agreement hereby irrevocably consents to the exclusive personal jurisdiction of the state courts of the State of New York (the “Governing Jurisdiction”) and, if a basis for federal jurisdiction exists, the exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction.

 (ii)          [Reserved].

 (iii)        Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by any party hereto against any other party hereto arising out of or based upon this Agreement or any matter relating to this Agreement, or any other Transaction Document, or any contemplated transaction, shall be brought in a court only in the Governing Jurisdiction. Each party hereto agrees that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by any party hereto against any other party hereto in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, each party hereto irrevocably and unconditionally agrees that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any other party hereto arising out of or based upon this Agreement or any matter relating to this Agreement, or any other Transaction Document, or any contemplated transaction, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Investor agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

28

 (iv)       The Company and the Investor irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices in this Agreement, such service to become effective thirty (30) days after the date of mailing.

 (v)        Nothing herein shall affect the right of each party hereto to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any other party hereto or any other Person in the Governing Jurisdiction or in any other jurisdiction.

(c)          THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY MATTER RELATING TO THIS AGREEMENT, OR ANY OTHER TRANSACTION DOCUMENT, OR ANY CONTEMPLATED TRANSACTION. THE PARTIES ACKNOWLEDGE THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE.  THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

(d)         Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.  Each of the parties hereto agrees and acknowledges that (a) the transaction consisting of this Agreement may be conducted by electronic means, (b) it is such party’s intent that, if such party signs this Agreement using an electronic signature, it is signing, adopting and accepting this Agreement and that signing this Agreement using an electronic signature is the legal equivalent of having placed its handwritten signature on this Agreement on paper and (c) it is being provided with an electronic or paper copy of this Agreement in a usable format.

(e)       Headings; Gender.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

29

(f)        Entire Agreement, Amendments.  This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended other than by an instrument in writing signed by each party hereto. As a material inducement for the Investor to enter into this Agreement, the Company expressly acknowledges and agrees that (x) no due diligence or other investigation or inquiry conducted by the Investor, any of its advisors or any of its representatives shall affect the Investor’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document and (y) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase “except as disclosed in the SEC Documents,” nothing contained in any of the SEC Documents shall affect the Investor’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document.

(g)          Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing by letter and email and will be deemed to have been delivered: upon the later of (A) either (i) receipt, when delivered personally or (ii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same and (B) receipt, when sent by electronic mail. The addresses and e-mail addresses for such communications shall be:

If to the Company, to:	PDS Biotechnology Corporation 303A College Road East Princeton, NJ 08540 Attn: Chief Financial Officer E-mail: LBoesgaard@pdsbiotech.com

With Copy to:	DLA Piper LLP (US) One Liberty Place 1650 Market Street, Suite 5000 Philadelphia, Pennsylvania 19103 Attention: Fahd Riaz, Esq. E-Mail: fahd.riaz@us.dlapiper.com

If to the Investor:	YA II PN, Ltd c/o Yorkville Advisors Global, LLC 1012 Springfield Avenue Mountainside, NJ 07092 Attention: Mark Angelo Telephone: 201-985-8300

30

or to such other address, e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender’s e-mail service provider containing the time, date, recipient e-mail address or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(h)          Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor.

(i)            Indemnification.

 (i)          In consideration of the Investor’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Investor and its permitted assignee and all of their partners, members, officers, directors, employees and direct or indirect controlling investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable and documented attorneys’ fees and disbursements of counsel to any such Indemnitees (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (C) any disclosure properly made to the Investor pursuant to Section 4(g), or (D) the status of the Investor or its permitted assignee either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

31

 (ii)        Promptly after receipt by an Indemnitee under this Section 9(i) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Section 9(i), deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually reasonably satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Company if: (A) the Company has agreed in writing to pay such fees and expenses; (B) the Company shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (C) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company), provided further, that in the case of clause (C) above the Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for the Indemnitees. The Indemnitee shall reasonably cooperate with the Company in connection with any negotiation or defense of any such action or Indemnified Liability by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The Company shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this Section 9(i), except to the extent that the Company is materially and adversely prejudiced in its ability to defend such action.

 (iii)          The indemnification required by this Section 9(i) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, within fifteen (15) days after bills supporting the Indemnified Liabilities are received by the Company.

 (iv)          The indemnity agreement contained herein shall be in addition to (A) any cause of action or similar right of the Indemnitee against the Company or others, and (B) any liabilities the Company may be subject to pursuant to the law.

 (v)          This indemnification provision shall survive the termination of this Agreement.

32

(j)           No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(k)           No Waiver.  Any waiver by a party of any breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. No provision of this Agreement may be waived or amended other than by a written agreement signed by the parties to this Agreement. No custom or practice of the parties at variance with the terms hereof shall constitute a waiver by any party of its right to exercise any right, power or remedy available to it hereunder or any other right, power or remedy or to demand strict compliance with the terms of this Agreement.

[REMAINDER PAGE INTENTIONALLY LEFT BLANK]

33

IN WITNESS WHEREOF, the Company and the Investor have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

PDS BIOTECHNOLOGY CORPORATION

By:
Name:
Title:

34

IN WITNESS WHEREOF, the Company and the Investor have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

INVESTOR:

YA II PN, LTD.

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

By: Yorkville Advisors Global II, LLC
Its: General Partner

By:
Name:	Matt Beckman
Title:	Member

35

LIST OF EXHIBITS:

EXHIBIT A: FORM OF PROMISSORY NOTE
EXHIBIT B: FORM OF WARRANT
EXHIBIT C:  FORM OF REGISTRATION RIGHTS AGREEMENT

DISCLOSURE SCHEDULES:

36

EXHIBIT A

FORM OF PROMISSORY NOTE

Exhibit A-1

EXHIBIT B

FORM OF WARRANT

Exhibit B-1

EXHIBIT C

FORM OF REGISTRATION RIGHTS AGREEMENT

Exhibit C-1

Securities Purchase Agreement	Disclosure Schedules
DISCLOSURE SCHEDULES

Securities Purchase Agreement	Disclosure Schedules
Schedule 3(e)

Consents

1.	Existing Indebtedness.[1]

1 Existing Indebtedness to be repaid in full and terminated prior to the Closing Date.

Securities Purchase Agreement	Disclosure Schedules
Schedule 3(o)(ii)

Capitalization

Common shares issued and outstanding	55,815,653

Warrants
February 2025	7,330,121
April 2025	1,000,000
Other	426,913
November 2025	5,800,000
Equity plan
Grants issued	9,397,833
Reserved	2,148,077

Debt conversion rights	7,231,038

Total, fully diluted	89,149,635

Outstanding common shares held by affiliates	1,411,391

Securities Purchase Agreement	Disclosure Schedules
Schedule 3(p)

Indebtedness

1.	Existing Indebtedness.[2]

2 Existing Indebtedness to be repaid in full and terminated prior to the Closing Date.

Securities Purchase Agreement	Disclosure Schedules
Schedule 3(r)

Intellectual Property

Securities Purchase Agreement	Disclosure Schedules
Registered Patents

Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 1	UNITED STATES	EXPIRED	ANTIGEN DELIVERY COMPOSITIONS AND METHODS OF USE	60/567,291	4/30/2004
FAMILY 1	UNITED STATES	EXPIRED	ANTIGEN DELIVERY COMPOSITIONS AND METHODS OF USE	11/121,840	5/2/2005	7,303,881	12/4/2007
FAMILY 2	AUSTRALIA	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	2008228798	3/20/2008	2008228798	8/28/2014
FAMILY 2	BELGIUM	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	08799629.4	3/20/2008	2125011	11/11/2015
FAMILY 2	CHINA	ABANDONED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	200880017151.0	3/20/2008
FAMILY 2	CHINA	ABANDONED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	201710819740.1	3/20/2008
FAMILY 2	EUROPE	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	08799629.4	3/20/2008	2125011	11/11/2015

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 2	FRANCE	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	08799629.4	3/20/2008	2125011	11/11/2015
FAMILY 2	GERMANY	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	08799629.4	3/20/2008	2125011	11/11/2015
FAMILY 2	INDIA	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	5861/DELNP/2009	3/20/2008	289829	11/22/2017
FAMILY 2	INDIA	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	201618020440	3/20/2008	432617	5/23/2023
FAMILY 2	IRELAND	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	08799629.4	3/20/2008	2125011	11/11/2015
FAMILY 2	ITALY	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	08799629.4	3/20/2008	2125011	11/11/2015
FAMILY 2	JAPAN	ABANDONED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	2009-554742	3/20/2008
FAMILY 2	JAPAN	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	2013-217819	10/18/2013	6211383	9/22/2017

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $		Patent #	Issue Date
FAMILY 2	NETHERLANDS	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	08799629.4	3/20/2008	2125011	11/11/2015
FAMILY 2	POLAND	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	08799629.4	3/20/2008	2125011	11/11/2015
FAMILY 2	SPAIN	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	08799629.4	3/20/2008	2125011	11/11/2015
FAMILY 2	SWEDEN	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	08799629.4	3/20/2008	2125011	11/11/2015
FAMILY 2	SWITZERLAND	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	08799629.4	3/20/2008	2125011	11/11/2015
FAMILY 2	TAIWAN	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	097110452	3/24/2008	I558412	11/21/2016
FAMILY 2	UNITED KINGDOM	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	08799629.4	3/20/2008	2125011	11/11/2015
FAMILY 2	UNITED STATES	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	14/531,469	11/3/2014	11,911,359	2/27/2024

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 2	UNITED STATES	ABANDONED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	17/383,104	7/22/2021
FAMILY 2	UNITED STATES	ABANDONED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	17/383,182	7/22/2021
FAMILY 2	UNITED STATES	EXPIRED	CATIONIC-LIPID BASED IMMUNE STIMULANT FOR TREATMENT OF DISEASE	60/896,412	3/22/2007
FAMILY 2	UNITED STATES	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	12/049,957	3/17/2008	8,877,206	11/4/2014
FAMILY 2	WIPO	NAT PHASE	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	PCT/US2008/057678	3/20/2008
FAMILY 3	AUSTRALIA	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	2009236306	4/14/2009	2009236306	7/16/2015
FAMILY 3	BELGIUM	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	09733034.4	4/14/2009	2276495	11/21/2018

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 3	BRAZIL	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	PI0910464-0	4/14/2009	PI0910464-0	8/10/2021
FAMILY 3	CANADA	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	2,721,366	4/14/2009	2,721,366	6/6/2017
FAMILY 3	CHINA	ABANDONED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	200980121761.X	4/14/2009
FAMILY 3	CHINA	ABANDONED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	201811312211.3	4/14/2009
FAMILY 3	EUROPE	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	09733034.4	4/14/2009	2276495	11/21/2018
FAMILY 3	EUROPE	ABANDONED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	N/A

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 3	FRANCE	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	09733034.4	4/14/2009	2276495	11/21/2018
FAMILY 3	GERMANY	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	09733034.4	4/14/2009	2276495	11/21/2018
FAMILY 3	INDIA	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	7544/DELNP/2010	4/14/2009	297624	6/13/2018
FAMILY 3	IRELAND	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	09733034.4	4/14/2009	2276495	11/21/2018
FAMILY 3	ISRAEL	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	208713	4/14/2009	208713	2/1/2017
FAMILY 3	ITALY	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	09733034.4	4/14/2009	2276495	11/21/2018

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 3	JAPAN	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	2011-505132	4/14/2009	5971945	7/22/2016
FAMILY 3	NETHERLANDS	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	09733034.4	4/14/2009	2276495	11/21/2018
FAMILY 3	POLAND	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	09733034.4	4/14/2009	2276495	11/21/2018
FAMILY 3	RUSSIA	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	20100146655	4/14/2009	2530555	10/10/2014
FAMILY 3	SPAIN	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	09733034.4	4/14/2009	2276495	11/21/2018
FAMILY 3	SWEDEN	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	09733034.4	4/14/2009	2276495	11/21/2018

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 3	SWITZERLAND	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	09733034.4	4/14/2009	2276495	11/21/2018
FAMILY 3	TAIWAN	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	098112878	4/17/2009	I449534	8/21/2014
FAMILY 3	UNITED KINGDOM	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	09733034.4	4/14/2009	2276495	11/21/2018
FAMILY 3	UNITED STATES	EXPIRED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	61/045,837	4/17/2008
FAMILY 3	UNITED STATES	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	12/988,236	12/23/2010	9,789,129	10/17/2017

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 3	UNITED STATES	ABANDONED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	17/212,051	3/25/2021
FAMILY 3	UNITED STATES	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	15/702,063	9/12/2017	10,702,541	7/7/2020
FAMILY 3	UNITED STATES	ISSUED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	16/899,763	6/12/2020	11,801,257	10/31/2023
FAMILY 3	WIPO	NAT PHASE	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	PCT/US2009/040500	4/14/2009
FAMILY 4	BELGIUM	ISSUED	PARTICULATE VACCINE FORMULATIONS	12831495.2	9/12/2012	2755680	7/4/2018
FAMILY 4	CHINA	ABANDONED	PARTICULATE VACCINE FORMULATIONS	201280055234.5	9/12/2012

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 4	CHINA	ABANDONED	PARTICULATE VACCINE FORMULATIONS	201910145079.X	9/12/2012
FAMILY 4	EUROPE	ISSUED	PARTICULATE VACCINE FORMULATIONS	12831495.2	9/12/2012	2755680	7/4/2018
FAMILY 4	FRANCE	ISSUED	PARTICULATE VACCINE FORMULATIONS	12831495.2	9/12/2012	2755680	7/4/2018
FAMILY 4	GERMANY	ISSUED	PARTICULATE VACCINE FORMULATIONS	12831495.2	9/12/2012	2755680	7/4/2018
FAMILY 4	IRELAND	ISSUED	PARTICULATE VACCINE FORMULATIONS	12831495.2	9/12/2012	2755680	7/4/2018
FAMILY 4	ITALY	ISSUED	PARTICULATE VACCINE FORMULATIONS	12831495.2	9/12/2012	2755680	7/4/2018
FAMILY 4	JAPAN	ISSUED	PARTICULATE VACCINE FORMULATIONS	2014-529976	9/12/2012	6600459	10/11/2019
FAMILY 4	JAPAN	ABANDONED	PARTICULATE VACCINE FORMULATIONS	2017-218514	9/12/2012
FAMILY 4	NETHERLANDS	ISSUED	PARTICULATE VACCINE FORMULATIONS	12831495.2	9/12/2012	2755680	7/4/2018

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 4	POLAND	ISSUED	PARTICULATE VACCINE FORMULATIONS	12831495.2	9/12/2012	2755680	7/4/2018
FAMILY 4	SPAIN	ISSUED	PARTICULATE VACCINE FORMULATIONS	12831495.2	9/12/2012	2755680	7/4/2018
FAMILY 4	SWEDEN	ISSUED	PARTICULATE VACCINE FORMULATIONS	12831495.2	9/12/2012	2755680	7/4/2018
FAMILY 4	SWITZERLAND	ISSUED	PARTICULATE VACCINE FORMULATIONS	12831495.2	9/12/2012	2755680	7/4/2018
FAMILY 4	TAIWAN	ABANDONED	PARTICULATE VACCINE FORMULATIONS	101133392	9/12/2012	I673062	10/1/2019
FAMILY 4	UNITED KINGDOM	ISSUED	PARTICULATE VACCINE FORMULATIONS	12831495.2	9/12/2012	2755680	7/4/2018
FAMILY 4	UNITED STATES	EXPIRED	PARTICULATE VACCINE FORMULATIONS	61/533,512	9/12/2011
FAMILY 4	UNITED STATES	ABANDONED	PARTICULATE VACCINE FORMULATIONS	14/344,327	11/5/2014
FAMILY 4	UNITED STATES	ABANDONED	PARTICULATE VACCINE FORMULATIONS	16/360,278	3/21/2019
FAMILY 4	WIPO	NAT PHASE	PARTICULATE VACCINE FORMULATIONS	PCT/US2012/054786	9/12/2012
FAMILY 5	AUSTRALIA	ISSUED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	2013274235	6/13/2013	2013274235	5/3/2018

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 5	BELGIUM	ISSUED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	13804165.2	6/13/2013	2861245	10/16/2019
FAMILY 5	CANADA	ISSUED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	2,876,656	6/13/2013	2,876,656	9/26/2023
FAMILY 5	CHINA	ISSUED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	201380043183.9	6/13/2013	ZL201380043183.9	12/21/2018
FAMILY 5	EUROPE	ISSUED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	13804165.2	6/13/2013	2861245	10/16/2019
FAMILY 5	EUROPE	ABANDONED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	19203293.6	6/13/2013
FAMILY 5	FRANCE	ISSUED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	13804165.2	6/13/2013	2861245	10/16/2019
FAMILY 5	GERMANY	ISSUED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	13804165.2	6/13/2013	2861245	10/16/2019
FAMILY 5	INDIA	ISSUED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	11144/DELNP/2014	6/13/2013	377194	9/17/2021

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 5	IRELAND	ISSUED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	13804165.2	6/13/2013	2861245	10/16/2019
FAMILY 5	ISRAEL	ISSUED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	236270	6/13/2013	236270	2/29/2020
FAMILY 5	ITALY	ISSUED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	13804165.2	6/13/2013	2861245	10/16/2019
FAMILY 5	JAPAN	ISSUED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	2015-517412	6/13/2013	6348489	6/8/2018
FAMILY 5	NETHERLANDS	ISSUED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	13804165.2	6/13/2013	2861245	10/16/2019
FAMILY 5	POLAND	ABANDONED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	13804165.2	6/13/2013	2861245	10/16/2019
FAMILY 5	RUSSIA	EXPIRED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	2015101110	6/13/2013	2649365	4/2/2018

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 5	SOUTH KOREA	ABANDONED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	10-2015-7000996	6/13/2013
FAMILY 5	SPAIN	ISSUED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	13804165.2	6/13/2013	2861245	10/16/2019
FAMILY 5	SWEDEN	ISSUED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	13804165.2	6/13/2013	2861245	10/16/2019
FAMILY 5	SWITZERLAND	ISSUED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	13804165.2	6/13/2013	2861245	10/16/2019
FAMILY 5	TAIWAN	ABANDONED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	102121266	6/14/2013	I589298	7/1/2017
FAMILY 5	TAIWAN	ABANDONED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	106109798	6/14/2013
FAMILY 5	UNITED KINGDOM	ISSUED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	13804165.2	6/13/2013	2861245	10/16/2019
FAMILY 5	UNITED STATES	EXPIRED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	61/660,172	6/15/2012

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 5	UNITED STATES	ISSUED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	14/407,419	12/11/2014	10,286,064	5/14/2019
FAMILY 5	UNITED STATES	ABANDONED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	17/382,446	7/22/2021
FAMILY 5	UNITED STATES	ISSUED	METHOD FOR REDUCING A MYELOID DERIVED SUPPRESSOR CELL POPULATION WITH CATIONIC LIPID VACCINE COMPOSITIONS	16/367,546	3/28/2019	10,828,364	11/10/2020
FAMILY 5	UNITED STATES	ISSUED	METHODS OF MODULATING IMMUNE RESPONSES WITH CATIONIC LIPID VACCINE COMPOSITIONS	17/061,464	10/1/2020	12,201,685	1/21/2025
FAMILY 5	WIPO	NAT PHASE	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	PCT/US13/45578	6/13/2013
FAMILY 6	AUSTRALIA	ISSUED	VACCINE COMPOSITIONS AND METHODS OF USE	2013317805	9/23/2013	2013317805	11/8/2018
FAMILY 6	CANADA	ISSUED	IMPROVED VACCINE COMPOSITIONS AND METHODS OF USE	2,885,741	9/23/2013	2,885,741	10/17/2023

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 6	CHINA	ABANDONED	IMPROVED VACCINE COMPOSITIONS AND METHODS OF USE	201380060902.8	9/23/2013
FAMILY 6	CHINA	ABANDONED	IMPROVED VACCINE COMPOSITIONS AND METHODS OF USE	202110278399.X	9/23/2013
FAMILY 6	EUROPE	ABANDONED	VACCINE COMPOSITIONS AND METHODS OF USE	13839199.0	9/23/2013
FAMILY 6	EUROPE	WITHDRAWN	VACCINE COMPOSITIONS AND METHODS OF USE	20168765.4	9/23/2013
FAMILY 6	EUROPE	ABANDONED	VACCINE COMPOSITIONS AND METHODS OF USE	22150878.1	9/23/2013
FAMILY 6	HONG KONG	ABANDONED	VACCINE COMPOSITIONS AND METHODS OF USE	42023072621.8	9/23/2013
FAMILY 6	JAPAN	ABANDONED	VACCINE COMPOSITIONS AND METHODS OF USE	2015-533241	9/23/2013
FAMILY 6	TAIWAN	ABANDONED	VACCINE COMPOSITIONS AND METHODS OF USE	102134215	9/23/2013	I672149	9/21/2019

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 6	UNITED STATES	EXPIRED	VACCINE COMPOSITIONS AND METHODS OF USE	61/703,814	9/21/2012
FAMILY 6	UNITED STATES	ABANDONED	VACCINE COMPOSITIONS AND METHODS OF USE	14/429,123	3/18/2015
FAMILY 6	UNITED STATES	ISSUED	IMPROVED VACCINE COMPOSITIONS AND METHODS OF USE	16/388,291	4/18/2019	11,904,015	2/20/2024
FAMILY 6	UNITED STATES	ISSUED	VACCINE COMPOSITIONS AND METHODS OF USE	17/383,378	7/22/2021	11,911,465	2/27/2024
FAMILY 6	WIPO	NAT PHASE	VACCINE COMPOSITIONS AND METHODS OF USE	PCT/US2013/061132	9/23/2013
FAMILY 7	AUSTRALIA	ISSUED	LIPIDS AS SYNTHETIC VECTORS TO ENHANCE ANTIGEN PROCESSING AND PRESENTATION EX-VIVO IN DENDRITIC CELL THERAPY	2016354590	11/14/2016	2016354590	3/7/2024
FAMILY 7	CANADA	ABANDONED	LIPIDS AS SYNTHETIC VECTORS TO ENHANCE ANTIGEN PROCESSING AND PRESENTATION EX-VIVO IN DENDRITIC CELL THERAPY	3,005,251	11/14/2016

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 7	EUROPE	ABANDONED	LIPIDS AS SYNTHETIC VECTORS TO ENHANCE ANTIGEN PROCESSING AND PRESENTATION EX-VIVO IN DENDRITIC CELL THERAPY	16865201.4	11/14/2016
FAMILY 7	EUROPE	ABANDONED	LIPIDS AS SYNTHETIC VECTORS TO ENHANCE ANTIGEN PROCESSING AND PRESENTATION EX-VIVO IN DENDRITIC CELL THERAPY	22151932.5	11/14/2016
FAMILY 7	ISRAEL	ABANDONED	LIPIDS AS SYNTHETIC VECTORS TO ENHANCE ANTIGEN PROCESSING AND PRESENTATION EX-VIVO IN DENDRITIC CELL THERAPY	259294	11/14/2016

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 7	JAPAN	ABANDONED	LIPIDS AS SYNTHETIC VECTORS TO ENHANCE ANTIGEN PROCESSING AND PRESENTATION EX-VIVO IN DENDRITIC CELL THERAPY	2018-524752	11/14/2016
FAMILY 7	JAPAN	ABANDONED	LIPIDS AS SYNTHETIC VECTORS TO ENHANCE ANTIGEN PROCESSING AND PRESENTATION EX-VIVO IN DENDRITIC CELL THERAPY	2021-185922	11/14/2016
FAMILY 7	JAPAN	ABANDONED	LIPIDS AS SYNTHETIC VECTORS TO ENHANCE ANTIGEN PROCESSING AND PRESENTATION EX-VIVO IN DENDRITIC CELL THERAPY	2023-044571	11/14/2016
FAMILY 7	UNITED STATES	EXPIRED	LIPIDS AS SYNTHETIC VECTORS TO ENHANCE ANTIGEN PROCESSING AND PRESENTATION IN EX-VIVO DENDRITIC CELL THERAPY	62/254,794	11/13/2015

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 7	UNITED STATES	ISSUED	LIPIDS AS SYNTHETIC VECTORS TO ENHANCE ANTIGEN PROCESSING AND PRESENTATION EX-VIVO IN DENDRITIC CELL THERAPY	15/775,680	5/11/2018	11,612,652	3/28/2023
FAMILY 7	UNITED STATES	ISSUED	LIPIDS AS SYNTHETIC VECTORS TO ENHANCE ANTIGEN PROCESSING AND PRESENTATION EX-VIVO IN DENDRITIC CELL THERAPY	16/532,728	8/6/2019	11,638,753	5/2/2023
FAMILY 7	UNITED STATES	ABANDONED	LIPIDS AS SYNTHETIC VECTORS TO ENHANCE ANTIGEN PROCESSING AND PRESENTATION EX-VIVO IN DENDRITIC CELL THERAPY	18/140,457	4/27/2023
FAMILY 7	WIPO	NAT PHASE	LIPIDS AS SYNTHETIC VECTORS TO ENHANCE ANTIGEN PROCESSING AND PRESENTATION EX-VIVO IN DENDRITIC CELL THERAPY	PCT/US2016/061829	11/14/2016

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 8	UNITED STATES	EXPIRED	METHODS TO ALTER THE TUMOR MICROENVIRONMENT FOR EFFECTIVE CANCER IMMUNOTHERAPY	62/404,504	10/5/2016
FAMILY 8	UNITED STATES	ABANDONED	METHODS TO ALTER THE TUMOR MICROENVIRONMENT FOR EFFECTIVE CANCER IMMUNOTHERAPY	15/725,984	10/5/2017
FAMILY 8	UNITED STATES	ABANDONED	METHODS TO ALTER THE TUMOR MICROENVIRONMENT FOR EFFECTIVE CANCER IMMUNOTHERAPY	17/894,828	8/24/2022
FAMILY 8	UNITED STATES	TO ABAND	METHODS TO ALTER THE TUMOR MICROENVIRONMENT FOR EFFECTIVE CANCER IMMUNOTHERAPY	18/905,016	10/2/2024
FAMILY 8	WIPO	EXPIRED	METHODS TO ALTER THE TUMOR MICROENVIRONMENT FOR EFFECTIVE CANCER IMMUNOTHERAPY	PCT/US2017/055348	10/5/2017

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 9	AUSTRALIA	ABANDONED	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	2017340407	10/4/2017
FAMILY 9	AUSTRALIA	ISSUED	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	2021200200	10/4/2017	2021200200	10/24/2024
FAMILY 9	AUSTRALIA	PENDING	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	2024227246	10/4/2017
FAMILY 9	BRAZIL	PUBLISHED	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	BR112019006831-7	10/4/2017

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 9	CANADA	PENDING	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	3,039,211	10/4/2017
FAMILY 9	CHINA	ISSUED	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	201780075219.X	10/4/2017	ZL201780075219.X	4/2/2024
FAMILY 9	CHINA	PUBLISHED	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	202410341902.5	10/4/2017
FAMILY 9	EUROPE	PUBLISHED	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	17859111.1	10/4/2017

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 9	HONG KONG	ISSUED	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	62020001635.5	10/4/2017	HK40011896	9/20/2024
FAMILY 9	INDIA	PENDING	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	201917017728	10/4/2017
FAMILY 9	INDIA	PENDING	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	202618045813	10/4/2017
FAMILY 9	ISRAEL	PUBLISHED	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	265833	10/4/2017
FAMILY 9	JAPAN	ISSUED	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	2019-518245	10/4/2017	7165652	10/26/2022

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 9	JAPAN	ISSUED	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	2022-169842	10/4/2017	7397945	12/5/2023
FAMILY 9	JAPAN	ISSUED	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	2023-204046	10/4/2017	7783866	12/2/2026
FAMILY 9	MEXICO	ISSUED	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	MX/a/2019/003961	10/4/2017	427553	9/11/2025
FAMILY 9	MEXICO	PUBLISHED	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	MX/a/2025/008006	10/4/2017

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 9	SINGAPORE	ABANDONED	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	11201902988U	10/4/2017
FAMILY 9	SOUTH KOREA	ABANDONED	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	10-2019-7012979	10/4/2017
FAMILY 9	SOUTH KOREA	PENDING	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	10-2024-7028474	10/4/2017
FAMILY 9	UNITED STATES	PUBLISHED	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	17/855,126	6/30/2022

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 9	UNITED STATES	EXPIRED	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINE	62/404,458	10/5/2016
FAMILY 9	UNITED STATES	ISSUED	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	15/724,818	10/4/2017	11,401,306	8/2/2022
FAMILY 9	WIPO	NAT PHASE	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	PCT/US2017/055119	10/4/2017
FAMILY 10	AUSTRALIA	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE I INTERFERON GENES	2018378588	12/5/2018

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 10	AUSTRALIA	PENDING	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE I INTERFERON GENES	2024266932	12/5/2018
FAMILY 10	BRAZIL	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE I INTERFERON GENES	BR112020011265-8	12/5/2018
FAMILY 10	CANADA	PENDING	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE I INTERFERON GENES	3,084,957	12/5/2018
FAMILY 10	CHINA	PUBLISHED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE I INTERFERON GENES	201880088575.X	12/5/2018

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 10	CHINA	PUBLISHED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE I INTERFERON GENES	202510831305.5	12/5/2018
FAMILY 10	EUROPE	PUBLISHED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE I INTERFERON GENES	18886648.7	12/5/2018
FAMILY 10	INDIA	ISSUED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE I INTERFERON GENES	202047023515	12/5/2018	552292	10/14/2024
FAMILY 10	INDIA	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE I INTERFERON GENES	202448076618	12/5/2018

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 10	ISRAEL	ISSUED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE I INTERFERON GENES	275145	12/5/2018	275145	11/4/2024
FAMILY 10	JAPAN	PUBLISHED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE I INTERFERON GENES	2020-531050	12/5/2018
FAMILY 10	JAPAN	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE I INTERFERON GENES	2024-003319	12/5/2018
FAMILY 10	JAPAN	PENDING	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE I INTERFERON GENES	2026-005263	12/5/2018

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 10	SOUTH KOREA	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE I INTERFERON GENES	10-2020-7019224	12/5/2018
FAMILY 10	TAIWAN	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE I INTERFERON GENES	107143751	12/5/2018
FAMILY 10	UNITED STATES	PENDING	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE 1 INTERFERON GENES	19/539,744	2/13/2026
FAMILY 10	UNITED STATES	EXPIRED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE I INTERFERON GENES	62/594,815	12/5/2017

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 10	UNITED STATES	ISSUED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE 1 INTERFERON GENES	16/210,750	12/5/2018	12,551,460	2/17/2026
FAMILY 10	WIPO	NAT PHASE	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE I INTERFERON GENES	PCT/US2018/064060	12/5/2018
FAMILY 11	AUSTRALIA	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR IMMUNOTHERAPY BY DIRECT TUMOR INJECTION	2021383838	11/22/2021
FAMILY 11	CANADA	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR IMMUNOTHERAPY BY DIRECT TUMOR INJECTION	3,198,708	11/22/2021

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 11	CHINA	TO ABAND	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR IMMUNOTHERAPY BY DIRECT TUMOR INJECTION	202180077539.5	11/22/2021
FAMILY 11	EUROPE	WITHDRAWN	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR IMMUNOTHERAPY BY DIRECT TUMOR INJECTION	21895755.3	11/22/2021
FAMILY 11	JAPAN	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR IMMUNOTHERAPY BY DIRECT TUMOR INJECTION	2023-530630	11/22/2021
FAMILY 11	UNITED STATES	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR IMMUNOTHERAPY BY DIRECT TUMOR INJECTION	62/633,865	2/22/2018

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 11	UNITED STATES	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR IMMUNOTHERAPY BY DIRECT TUMOR INJECTION	62/809,182	2/22/2019
FAMILY 11	UNITED STATES	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR IMMUNOTHERAPY BY DIRECT TUMOR INJECTION	62/939,161	11/22/2019
FAMILY 11	UNITED STATES	EXPIRED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR IMMUNOTHERAPY BY DIRECT TUMOR INJECTION	63/116,406	11/20/2020

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 11	UNITED STATES	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR IMMUNOTHERAPY BY DIRECT TUMOR INJECTION	17/532,613	11/22/2021
FAMILY 11	WIPO	EXPIRED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR IMMUNOTHERAPY BY DIRECT TUMOR INJECTION	PCT/US2021/060337	11/22/2021
FAMILY 12	AUSTRALIA	PENDING	Novel Non-HLA Restricted T Cell TCR Gamma Alternate Reading Frame Protein (TARP) Compositions And Uses Thereof	2023364999	10/17/2023
FAMILY 12	CANADA	PENDING	Novel Non-HLA Restricted T Cell TCR Gamma Alternate Reading Frame Protein (TARP) Compositions And Uses Thereof	3,271,238	10/17/2023

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 12	CHINA	PUBLISHED	Novel Non-HLA Restricted T Cell TCR Gamma Alternate Reading Frame Protein (TARP) Compositions And Uses Thereof	202380082204.1	10/17/2023
FAMILY 12	EUROPE	PUBLISHED	Novel Non-HLA Restricted T Cell TCR Gamma Alternate Reading Frame Protein (TARP) Compositions And Uses Thereof	23880501.4	10/17/2023
FAMILY 12	INDIA	PENDING	Novel Non-HLA Restricted T Cell TCR Gamma Alternate Reading Frame Protein (TARP) Compositions And Uses Thereof	202547042814	10/17/2023
FAMILY 12	JAPAN	PUBLISHED	Novel Non-HLA Restricted T Cell TCR Gamma Alternate Reading Frame Protein (TARP) Compositions And Uses Thereof	2025-521968	10/17/2023

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 12	UNITED STATES	PUBLISHED	Non-HLA Restricted T Cell Vaccine For TCR Gamma Alternate Reading Frame Protein (TARP) Protein Expressing Cancers	18/381,081	10/17/2023
FAMILY 12	UNITED STATES	EXPIRED	Novel Non-HLA Restricted T Cell Vaccine For TCR Gamma Alternate Reading Frame Protein (TARP) Protein Expressing Cancers	63/416,899	10/17/2022
FAMILY 12	WIPO	EXPIRED	Novel Non-HLA Restricted T Cell TCR Gamma Alternate Reading Frame Protein (TARP) Compositions And Uses Thereof	PCT/US2023/035325	10/17/2023
FAMILY 13	AUSTRALIA	PENDING	T Cell Activating Immunotherapeutic For Treatment Of Mucin 1 Protein Expressing Human Cancers	2023365338	10/19/2023
FAMILY 13	CANADA	PENDING	T Cell Activating Immunotherapeutic For Treatment Of Mucin 1 Protein Expressing Human Cancers	3,271,251	10/19/2023

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 13	CHINA	PUBLISHED	T Cell Activating Immunotherapeutic For Treatment Of Mucin 1 Protein Expressing Human Cancers	202380077335.0	10/19/2023
FAMILY 13	EUROPE	PUBLISHED	T Cell Activating Immunotherapeutic For Treatment Of Mucin 1 Protein Expressing Human Cancers	23880573.3	10/19/2023
FAMILY 13	INDIA	PUBLISHED	T Cell Activating Immunotherapeutic For Treatment Of Mucin 1 Protein Expressing Human Cancers	202547042822	10/19/2023
FAMILY 13	JAPAN	PUBLISHED	T Cell Activating Immunotherapeutic For Treatment Of Mucin 1 Protein Expressing Human Cancers	2025-522539	10/19/2023
FAMILY 13	UNITED STATES	PUBLISHED	T Cell Activating Immunotherapeutic For Treatment Of Mucin 1 Protein Expressing Human Cancers	18/381,979	10/19/2023

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 13	UNITED STATES	EXPIRED	T Cell Activating Immunotherapeutic For Treatment Of Mucin 1 Protein Expressing Human Cancers	63/417,640	10/19/2022
FAMILY 13	WIPO	EXPIRED	T Cell Activating Immunotherapeutic For Treatment Of Mucin 1 Protein Expressing Human Cancers	PCT/US2023/035526	10/19/2023
FAMILY 14	AUSTRALIA	PENDING	Recombinant Protein Compositions Formulated with Enantio-Specific Cationic Lipids And Uses Thereof	2023365611	10/23/2023
FAMILY 14	CANADA	PENDING	Recombinant Protein Compositions Formulated with Enantio-Specific Cationic Lipids And Uses Thereof	3,271,246	10/23/2023
FAMILY 14	CHINA	PUBLISHED	Recombinant Protein Compositions Formulated with Enantio-Specific Cationic Lipids And Uses Thereof	202380077249.X	10/23/2023

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 14	EUROPE	PUBLISHED	Recombinant Protein Compositions Formulated with Enantio-Specific Cationic Lipids And Uses Thereof	23880615.2	10/23/2023
FAMILY 14	INDIA	PUBLISHED	Recombinant Protein Compositions Formulated with Enantio-Specific Cationic Lipids And Uses Thereof	202547042834	10/23/2023
FAMILY 14	JAPAN	PUBLISHED	Recombinant Protein Compositions Formulated with Enantio-Specific Cationic Lipids And Uses Thereof	2025-522667	10/23/2023
FAMILY 14	UNITED STATES	PUBLISHED	Recombinant Protein Vaccines Formulated with Enantio-Specific Cationic Lipid R-DOTAP And Methods of Use Thereof	18/382,979	10/23/2023
FAMILY 14	UNITED STATES	EXPIRED	Recombinant Protein Vaccines Formulated with Enantio-Specific Cationic Lipid R-DOTAP Induce Protective Cellular and Antibody Mediated Immune Responses in Mice	63/418,381	10/21/2022

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 14	UNITED STATES	EXPIRED	Recombinant Protein Vaccines Formulated with Enantio-Specific Cationic Lipid R-DOTAP Induce Protective Cellular and Antibody Mediated Immune Responses in Mice	63/539,066	9/18/2023
FAMILY 14	WIPO	EXPIRED	Recombinant Protein Compositions Formulated with Enantio-Specific Cationic Lipids And Uses Thereof	PCT/US2023/035741	10/23/2023
FAMILY 15	UNITED STATES	EXPIRED	Use of Cationic Lipids To Mitigate Adverse Events Associated With Immune Checkpoint Inhibitor Administration	63/453,391	3/20/2023

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 17	UNITED STATES	EXPIRED	Combinations of Cationic Lipids and Checkpoint Inhibitors and Uses Thereof	63/468,998	5/25/2023
FAMILY 17	UNITED STATES	EXPIRED	Combinations of Cationic Lipids and Checkpoint Inhibitors and Uses Thereof	63/469,778	5/30/2023
FAMILY 17	UNITED STATES	EXPIRED	Combinations of Cationic Lipids and Checkpoint Inhibitors and Uses Thereof	63/539,240	9/19/2023
FAMILY 18	UNITED STATES	EXPIRED	Polyfunctional HPV16-Specific T Cell Response	63/544,745	10/18/2023
FAMILY 19	UNITED STATES	EXPIRED	Methods of Treating Solid Tumors	63/545,719	10/25/2023
FAMILY 19	UNITED STATES	EXPIRED	Methods of Treating Solid Tumors	63/545,890	10/26/2023
FAMILY 20	UNITED STATES	EXPIRED	Immunotherapy Compositions To Induce Clinically Beneficial Immune Responses In Immune Checkpoint Inhibitor Resistant Patients	63/618,161	1/5/2024

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Serial $	Filed Date	Patent #	Issue Date
FAMILY 21	UNITED STATES	EXPIRED	Immunocytokines Administered With Hepatic Artery Infusion Pump (Haip) Therapy To Treat Cancer	63/621,505	1/16/2024
FAMILY 22	UNITED STATES	EXPIRED	Use Of Interleuken12P40 Variants For Treatment Of Cancer	63/550,962	2/7/2024
FAMILY 22	UNITED STATES	EXPIRED	Use Of Interleuken12p40 Variants For Treatment Of Cancer	63/552,924	2/13/2024
FAMILY 23	UNITED STATES	EXPIRED	Formulations	63/643,822	5/7/2024
FAMILY 23	UNITED STATES	PENDING	IL-12 Fusion Protein Formulations And Methods Of Use Thereof	19/200,532	5/6/2025
FAMILY 23	WIPO	PUBLISHED	IL-12 Fusion Protein Formulations And Methods Of Use Thereof	PCT/US2025/028055	5/6/2025

Securities Purchase Agreement	Disclosure Schedules
Expired or Expiring Patents

Client Reference	Country Name	Status	Title	Series #	Filed Date	Patent #	Issue Date
FAMILY 1	UNITED STATES	EXPIRED	ANTIGEN DELIVERY COMPOSITIONS AND METHODS OF USE	60/567,291	4/30/2004
FAMILY 1	UNITED STATES	EXPIRED	ANTIGEN DELIVERY COMPOSITIONS AND METHODS OF USE	11/121,840	5/2/2005	7,303,881	12/4/2007
FAMILY 2	CHINA	ABANDONED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	200880017151.0	3/20/2008
FAMILY 2	CHINA	ABANDONED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	201710819740.1	3/20/2008
FAMILY 2	JAPAN	ABANDONED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	2009-554742	3/20/2008
FAMILY 2	UNITED STATES	ABANDONED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	17/383,104	7/22/2021
FAMILY 2	UNITED STATES	ABANDONED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	17/383,182	7/22/2021
FAMILY 2	UNITED STATES	EXPIRED	CATIONIC-LIPID BASED IMMUNE STIMULANT FOR TREATMENT OF DISEASE	60/896,412	3/22/2007
FAMILY 2	WIPO	EXPIRED	STIMULATION OF AN IMMUNE RESPONSE BY CATIONIC LIPIDS	PCT/US2008/057678	3/20/2008

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Series #	Filed Date	Patent #	Issue Date
FAMILY 3	CHINA	ABANDONED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	200980121761.X	4/14/2009
FAMILY 3	CHINA	ABANDONED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	201811312211.3	4/14/2009
FAMILY 3	EUROPE	ABANDONED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	N/A
FAMILY 3	UNITED STATES	EXPIRED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	61/045,837	4/17/2008
FAMILY 3	UNITED STATES	ABANDONED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	17/212,051	3/25/2021
FAMILY 3	WIPO	EXPIRED	STIMULATION OF AN IMMUNE RESPONSE BY ENANTIOMERS OF CATIONIC LIPIDS	PCT/US2009/040500	4/14/2009

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Series #	Filed Date	Patent #	Issue Date
FAMILY 4	CHINA	ABANDONED	PARTICULATE VACCINE FORMULATIONS	201280055234.5	9/12/2012
FAMILY 4	CHINA	ABANDONED	PARTICULATE VACCINE FORMULATIONS	201910145079.X	9/12/2012
FAMILY 4	JAPAN	ABANDONED	PARTICULATE VACCINE FORMULATIONS	2017-218514	9/12/2012
FAMILY 4	TAIWAN	ABANDONED	PARTICULATE VACCINE FORMULATIONS	101133392	9/12/2012	I673062	10/1/2019
FAMILY 4	UNITED STATES	EXPIRED	PARTICULATE VACCINE FORMULATIONS	61/533,512	9/12/2011
FAMILY 4	UNITED STATES	ABANDONED	PARTICULATE VACCINE FORMULATIONS	14/344,327	11/5/2014
FAMILY 4	UNITED STATES	ABANDONED	PARTICULATE VACCINE FORMULATIONS	16/360,278	3/21/2019
FAMILY 4	WIPO	EXPIRED	PARTICULATE VACCINE FORMULATIONS	PCT/US2012/054786	9/12/2012
FAMILY 5	EUROPE	ABANDONED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	19203293.6	6/13/2013
FAMILY 5	POLAND	ABANDONED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	13804165.2	6/13/2013	2861245	10/16/2019
FAMILY 5	RUSSIA	EXPIRED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	2015101110	6/13/2013	2649365	4/2/2018

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Series #	Filed Date	Patent #	Issue Date
FAMILY 5	SOUTH KOREA	ABANDONED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	10-2015-7000996	6/13/2013
FAMILY 5	TAIWAN	ABANDONED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	102121266	6/14/2013	I589298	7/1/2017
FAMILY 5	TAIWAN	ABANDONED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	106109798	6/14/2013
FAMILY 5	UNITED STATES	EXPIRED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	61/660,172	6/15/2012
FAMILY 5	UNITED STATES	ABANDONED	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	17/382,446	7/22/2021
FAMILY 5	WIPO	NAT PHASE	CATIONIC LIPID VACCINE COMPOSITIONS AND METHODS OF USE	PCT/US13/45578	6/13/2013
FAMILY 6	CHINA	ABANDONED	IMPROVED VACCINE COMPOSITIONS AND METHODS OF USE	201380060902.8	9/23/2013
FAMILY 6	CHINA	ABANDONED	IMPROVED VACCINE COMPOSITIONS AND METHODS OF USE	202110278399.X	9/23/2013
FAMILY 6	EUROPE	ABANDONED	VACCINE COMPOSITIONS AND METHODS OF USE	13839199.0	9/23/2013
FAMILY 6	EUROPE	WITHDRAWN	VACCINE COMPOSITIONS AND METHODS OF USE	20168765.4	9/23/2013

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Series #	Filed Date	Patent #	Issue Date
FAMILY 6	EUROPE	ABANDONED	VACCINE COMPOSITIONS AND METHODS OF USE	22150878.1	9/23/2013
FAMILY 6	HONG KONG	ABANDONED	VACCINE COMPOSITIONS AND METHODS OF USE	42023072621.8	9/23/2013
FAMILY 6	JAPAN	ABANDONED	VACCINE COMPOSITIONS AND METHODS OF USE	2015-533241	9/23/2013
FAMILY 6	TAIWAN	ABANDONED	VACCINE COMPOSITIONS AND METHODS OF USE	102134215	9/23/2013	I672149	9/21/2019
FAMILY 6	UNITED STATES	EXPIRED	VACCINE COMPOSITIONS AND METHODS OF USE	61/703,814	9/21/2012
FAMILY 6	UNITED STATES	ABANDONED	VACCINE COMPOSITIONS AND METHODS OF USE	14/429,123	3/18/2015
FAMILY 6	WIPO	EXPIRED	VACCINE COMPOSITIONS AND METHODS OF USE	PCT/US2013/061132	9/23/2013
FAMILY 7	CANADA	ABANDONED	LIPIDS AS SYNTHETIC VECTORS TO ENHANCE ANTIGEN PROCESSING AND PRESENTATION EX-VIVO IN DENDRITIC CELL THERAPY	3,005,251	11/14/2016
FAMILY 7	EUROPE	ABANDONED	LIPIDS AS SYNTHETIC VECTORS TO ENHANCE ANTIGEN PROCESSING AND PRESENTATION EX-VIVO IN DENDRITIC CELL THERAPY	16865201.4	11/14/2016

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Series #	Filed Date	Patent #	Issue Date
FAMILY 7	EUROPE	ABANDONED	LIPIDS AS SYNTHETIC VECTORS TO ENHANCE ANTIGEN PROCESSING AND PRESENTATION EX-VIVO IN DENDRITIC CELL THERAPY	22151932.5	11/14/2016
FAMILY 7	ISRAEL	ABANDONED	LIPIDS AS SYNTHETIC VECTORS TO ENHANCE ANTIGEN PROCESSING AND PRESENTATION EX-VIVO IN DENDRITIC CELL THERAPY	259294	11/14/2016
FAMILY 7	JAPAN	ABANDONED	LIPIDS AS SYNTHETIC VECTORS TO ENHANCE ANTIGEN PROCESSING AND PRESENTATION EX-VIVO IN DENDRITIC CELL THERAPY	2018-524752	11/14/2016
FAMILY 7	JAPAN	ABANDONED	LIPIDS AS SYNTHETIC VECTORS TO ENHANCE ANTIGEN PROCESSING AND PRESENTATION EX-VIVO IN DENDRITIC CELL THERAPY	2021-185922	11/14/2016
FAMILY 7	JAPAN	ABANDONED	LIPIDS AS SYNTHETIC VECTORS TO ENHANCE ANTIGEN PROCESSING AND PRESENTATION EX-VIVO IN DENDRITIC CELL THERAPY	2023-044571	11/14/2016

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Series #	Filed Date	Patent #	Issue Date
FAMILY 7	UNITED STATES	EXPIRED	LIPIDS AS SYNTHETIC VECTORS TO ENHANCE ANTIGEN PROCESSING AND PRESENTATION IN EX-VIVO DENDRITIC CELL THERAPY	62/254,794	11/13/2015
FAMILY 7	UNITED STATES	ABANDONED	LIPIDS AS SYNTHETIC VECTORS TO ENHANCE ANTIGEN PROCESSING AND PRESENTATION EX-VIVO IN DENDRITIC CELL THERAPY	18/140,457	4/27/2023
FAMILY 7	WIPO	EXPIRED	LIPIDS AS SYNTHETIC VECTORS TO ENHANCE ANTIGEN PROCESSING AND PRESENTATION EX-VIVO IN DENDRITIC CELL THERAPY	PCT/US2016/061829	11/14/2016
FAMILY 8	UNITED STATES	EXPIRED	METHODS TO ALTER THE TUMOR MICROENVIRONMENT FOR EFFECTIVE CANCER IMMUNOTHERAPY	62/404,504	10/5/2016
FAMILY 8	UNITED STATES	ABANDONED	METHODS TO ALTER THE TUMOR MICROENVIRONMENT FOR EFFECTIVE CANCER IMMUNOTHERAPY	15/725,984	10/5/2017

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Series #	Filed Date	Patent #	Issue Date
FAMILY 8	UNITED STATES	ABANDONED	METHODS TO ALTER THE TUMOR MICROENVIRONMENT FOR EFFECTIVE CANCER IMMUNOTHERAPY	17/894,828	8/24/2022
FAMILY 8	UNITED STATES	TO ABAND	METHODS TO ALTER THE TUMOR MICROENVIRONMENT FOR EFFECTIVE CANCER IMMUNOTHERAPY	18/905,016	10/2/2024
FAMILY 8	WIPO	EXPIRED	METHODS TO ALTER THE TUMOR MICROENVIRONMENT FOR EFFECTIVE CANCER IMMUNOTHERAPY	PCT/US2017/055348	10/5/2017
FAMILY 9	AUSTRALIA	ABANDONED	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	2017340407	10/4/2017
FAMILY 9	SINGAPORE	ABANDONED	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	11201902988U	10/4/2017

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Series #	Filed Date	Patent #	Issue Date
FAMILY 9	SOUTH KOREA	ABANDONED	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	10-2019-7012979	10/4/2017
FAMILY 9	UNITED STATES	EXPIRED	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINE	62/404,458	10/5/2016
FAMILY 9	WIPO	EXPIRED	NOVEL HPV16 NON HLA-RESTRICTED T-CELL VACCINES, COMPOSITIONS AND METHODS OF USE THEREOF	PCT/US2017/055119	10/4/2017
FAMILY 10	AUSTRALIA	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE I INTERFERON GENES	2018378588	12/5/2018
FAMILY 10	BRAZIL	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE I INTERFERON GENES	BR112020011265-8	12/5/2018

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Series #	Filed Date	Patent #	Issue Date
FAMILY 10	INDIA	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE I INTERFERON GENES	202448076618	12/5/2018
FAMILY 10	JAPAN	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE I INTERFERON GENES	2024-003319	12/5/2018
FAMILY 10	SOUTH KOREA	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE I INTERFERON GENES	10-2020-7019224	12/5/2018
FAMILY 10	TAIWAN	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE I INTERFERON GENES	107143751	12/5/2018
FAMILY 10	UNITED STATES	EXPIRED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE I INTERFERON GENES	62/594,815	12/5/2017

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Series #	Filed Date	Patent #	Issue Date
FAMILY 10	WIPO	Expired	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR STIMULATING TYPE I INTERFERON GENES	PCT/US2018/064060	12/5/2018
FAMILY 11	AUSTRALIA	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR IMMUNOTHERAPY BY DIRECT TUMOR INJECTION	2021383838	11/22/2021
FAMILY 11	CANADA	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR IMMUNOTHERAPY BY DIRECT TUMOR INJECTION	3,198,708	11/22/2021
FAMILY 11	CHINA	TO ABAND	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR IMMUNOTHERAPY BY DIRECT TUMOR INJECTION	202180077539.5	11/22/2021
FAMILY 11	EUROPE	WITHDRAWN	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR IMMUNOTHERAPY BY DIRECT TUMOR INJECTION	21895755.3	11/22/2021

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Series #	Filed Date	Patent #	Issue Date
FAMILY 11	JAPAN	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR IMMUNOTHERAPY BY DIRECT TUMOR INJECTION	2023-530630	11/22/2021
FAMILY 11	UNITED STATES	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR IMMUNOTHERAPY BY DIRECT TUMOR INJECTION	62/633,865	2/22/2018
FAMILY 11	UNITED STATES	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR IMMUNOTHERAPY BY DIRECT TUMOR INJECTION	62/809,182	2/22/2019
FAMILY 11	UNITED STATES	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR IMMUNOTHERAPY BY DIRECT TUMOR INJECTION	62/939,161	11/22/2019
FAMILY 11	UNITED STATES	EXPIRED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR IMMUNOTHERAPY BY DIRECT TUMOR INJECTION	63/116,406	11/20/2020

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Series #	Filed Date	Patent #	Issue Date
FAMILY 11	UNITED STATES	ABANDONED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR IMMUNOTHERAPY BY DIRECT TUMOR INJECTION	17/532,613	11/22/2021
FAMILY 11	WIPO	EXPIRED	METHODS AND COMPOSITIONS COMPRISING CATIONIC LIPIDS FOR IMMUNOTHERAPY BY DIRECT TUMOR INJECTION	PCT/US2021/060337	11/22/2021
FAMILY 12	UNITED STATES	EXPIRED	Novel Non-HLA Restricted T Cell Vaccine For TCR Gamma Alternate Reading Frame Protein (TARP) Protein Expressing Cancers	63/416,899	10/17/2022
FAMILY 12	WIPO	EXPIRED	Novel Non-HLA Restricted T Cell TCR Gamma Alternate Reading Frame Protein (TARP) Compositions And Uses Thereof	PCT/US2023/035325	10/17/2023
FAMILY 13	UNITED STATES	EXPIRED	T Cell Activating Immunotherapeutic For Treatment Of Mucin 1 Protein Expressing Human Cancers	63/417,640	10/19/2022

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Series #	Filed Date	Patent #	Issue Date
FAMILY 13	WIPO	EXPIRED	T Cell Activating Immunotherapeutic For Treatment Of Mucin 1 Protein Expressing Human Cancers	PCT/US2023/035526	10/19/2023
FAMILY 14	UNITED STATES	EXPIRED	Recombinant Protein Vaccines Formulated with Enantio-Specific Cationic Lipid R-DOTAP Induce Protective Cellular and Antibody Mediated Immune Responses in Mice	63/418,381	10/21/2022
FAMILY 14	UNITED STATES	EXPIRED	Recombinant Protein Vaccines Formulated with Enantio-Specific Cationic Lipid R-DOTAP Induce Protective Cellular and Antibody Mediated Immune Responses in Mice	63/539,066	9/18/2023
FAMILY 14	WIPO	EXPIRED	Recombinant Protein Compositions Formulated with Enantio-Specific Cationic Lipids And Uses Thereof	PCT/US2023/035741	10/23/2023

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Series #	Filed Date	Patent #	Issue Date
FAMILY 15	UNITED STATES	EXPIRED	Use of Cationic Lipids To Mitigate Adverse Events Associated With Immune Checkpoint Inhibitor Administration	63/453,391	3/20/2023
FAMILY 17	UNITED STATES	EXPIRED	Combinations of Cationic Lipids and Checkpoint Inhibitors and Uses Thereof	63/468,998	5/25/2023
FAMILY 17	UNITED STATES	EXPIRED	Combinations of Cationic Lipids and Checkpoint Inhibitors and Uses Thereof	63/469,778	5/30/2023
FAMILY 17	UNITED STATES	EXPIRED	Combinations of Cationic Lipids and Checkpoint Inhibitors and Uses Thereof	63/539,240	9/19/2023
FAMILY 18	UNITED STATES	EXPIRED	Polyfunctional HPV16-Specific T Cell Response	63/544,745	10/18/2023
FAMILY 19	UNITED STATES	EXPIRED	Methods of Treating Solid Tumors	63/545,719	10/25/2023
FAMILY 19	UNITED STATES	EXPIRED	Methods of Treating Solid Tumors	63/545,890	10/26/2023
FAMILY 20	UNITED STATES	EXPIRED	Immunotherapy Compositions To Induce Clinically Beneficial Immune Responses In Immune Checkpoint Inhibitor Resistant Patients	63/618,161	1/5/2024

Securities Purchase Agreement	Disclosure Schedules
Client Reference	Country Name	Status	Title	Series #	Filed Date	Patent #	Issue Date
FAMILY 21	UNITED STATES	EXPIRED	Immunocytokines Administered With Hepatic Artery Infusion Pump (Haip) Therapy To Treat Cancer	63/621,505	1/16/2024
FAMILY 22	UNITED STATES	EXPIRED	Use Of Interleuken12P40 Variants For Treatment Of Cancer	63/550,962	2/7/2024
FAMILY 22	UNITED STATES	EXPIRED	Use Of Interleuken12p40 Variants For Treatment Of Cancer	63/552,924	2/13/2024
FAMILY 23	UNITED STATES	EXPIRED	Formulations	63/643,822	5/7/2024
FAMILY 23	WIPO	PUBLISHED	IL-12 Fusion Protein Formulations And Methods Of Use Thereof	PCT/US2025/028055	5/6/2025

Trademarks

Trademark Name	Country Name	App. No.	App. Date	Reg. No.	Reg. Date	Owner
INFECTIMUNE	United Kingdom	UK00003784539	05-May-2022	3784539	05-Aug-2022	PDS Biotechnology Corp.
INFECTIMUNE	United States of America	97/137823	22-Nov-2021	7128358	01-Aug-2023	PDS Biotechnology Corp.
PDS BIOTECHNOLOGY	European Union (Community)	014839476	26-Nov-2015	014839476	23-Mar-2016	PDS Biotechnology Corp.

Trademarks

Trademark Name	Country Name	App. No.	App. Date	Reg. No.	Reg. Date	Owner
PDS BIOTECHNOLOGY	United Kingdom	UK00914839476	26-Nov-2015	UK00914839476	23-Mar-2016	PDS Biotechnology Corp.
PDS BIOTECHNOLOGY	United States of America	86/802217	28-Oct-2015	5207258	23-May-2017	PDS Biotechnology Corp.
PDS BIOTECHNOLOGY & Design	European Union (Community)	014835193	26-Nov-2015	014835193	23-Mar-2016	PDS Biotechnology Corp.
PDS BIOTECHNOLOGY & Design	United Kingdom	UK00914835193	26-Nov-2015	UK00914835193	23-Mar-2016	PDS Biotechnology Corp.
PDS BIOTECHNOLOGY & Design	United States of America	86/802224	28-Oct-2015	5207259	23-May-2017	PDS Biotechnology Corp.
VERSAMUNE	European Union (Community)	018589132	29-Oct-2021	018589132	03-Mar-2022	PDS Biotechnology Corp.
VERSAMUNE	United Kingdom	3715751	29-Oct-2021	3715751	21-Jan-2022	PDS Biotechnology Corp.
VERSAMUNE	United States of America	85/030840	05-May-2010	4478374	04-Feb-2014	PDS Biotechnology Corp.

Securities Purchase Agreement	Disclosure Schedules
Schedule 4(n)

Permitted Indebtedness

1.	Existing Indebtedness.[1]

Permitted Liens

1.	The following Liens issued in connection with the Existing Indebtedness:
UCC1 #20253127021 filed against PDS Biotechnology Corporation by JGB Collateral LLC, as Collateral Agent, on 05/01/25 listing “all-assets” as collateral.[2]

2.	UCC1 #20207600754 filed against PDS Biotechnology Corporation by Thermo Fisher Financial Services, Inc. on 11/29/21 listing specific equipment as collateral.

3.	UCC1 #20220102020 filed against PDS Biotechnology Corporation by Thermo Fisher Financial Services, Inc. on 01/05/22 listing specific equipment as collateral.

4.	UCC1 #20221894161 filed against PDS Biotechnology Corporation by De Lage Lande Financial Services, Inc. on 03/04/22 listing leased equipment as collateral.

5.	UCC1 #20221894179 filed against PDS Biotechnology Corporation by De Lage Lande Financial Services, Inc. on 03/04/22 listing leased equipment as collateral.

1 Existing Indebtedness to be repaid in full and terminated prior to the Closing Date.
2 These Liens will be terminated before the Closing Date.